UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2014

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

COMMISSION FILE NO. 1-31507

94-3283464

(I.R.S. Employer Identification No.)

3 Waterway Square Place, Suite 110, The Woodlands, TX, 77380

(Address of principal executive offices) (Zip code)

(832) 442-2200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

During our earnings conference call on October 22, 2014, we highlighted the following outlook for the fourth quarter 2014.

(Dollar amounts are approximations)

For the fourth quarter of the year, we estimate our revenue to be between $512.5 million to $517.5 million. We estimate solid waste price and volume growth, on a combined basis, to be between 3.5% and 4.0%. Revenue from E&P waste activity is expected to increase between 10% and 15%. Recycling, intermodal and other growth is estimated to be about negative 0.5%. Adjusted EBITDA is estimated to be between $174 million and $175 million, or almost 34% of revenue. Depreciation and amortization expense is estimated to be about 12.5% of revenue.  Amortization of intangibles expense is estimated to be about $6.7 million, or $0.03 per diluted share. Operating income is estimated to be about 21.5% of revenue.  We expect interest expense to be about $16 million. We expect our effective tax rate to be about 39.4%.  Noncontrolling interests expense is estimated to be about $150,000.

These estimates assume no change in the current economic environment, and they exclude the impact of any additional acquisitions that may close during the remainder of the period and items such as the expensing of acquisition-related transaction costs.

Adjusted EBITDA is considered a non-GAAP financial measure, and is provided supplementally because it is widely used by investors as a performance and valuation measure in the solid waste industry.  Management uses adjusted EBITDA as one of the principal measures to evaluate and monitor the ongoing financial performance of our operations.  We define adjusted EBITDA as net income, plus income tax provision, plus interest expense, plus depreciation and amortization expense, plus closure and post-closure accretion expense, plus or minus any loss or gain on disposal of assets and impairments, plus other expense, less other income. We further adjust this calculation to exclude the effects of other items management believes impact the ability to assess the operating performance of our business.  This measure is not a substitute for, and should be used in conjunction with, GAAP financial measures.   Other companies may calculate adjusted EBITDA differently.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report are forward-looking in nature, including statements related to: trends in our business; the expected contribution from recently completed acquisitions; expected acquisition activity; the Company’s ability to finance additional acquisitions and newly permitted E&P waste facilities; the Company’s ability to grow and expand margins; and the Company’s fourth quarter 2014 outlook. These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates,” or the negative thereof or comparable terminology, or by discussions of strategy.  Factors that could cause actual results to differ from those projected include, but are not limited to, the following:  (1) our results are vulnerable to economic conditions; (2) our industry is highly competitive and includes larger and better capitalized companies, companies with lower prices, return expectations or other advantages, and governmental service providers, which could adversely affect our ability to compete and our operating results; (3) our E&P waste business depends on the level of drilling and production activity in the basins in which we operate and the willingness of E&P companies to outsource their waste services activities; (4) we have limited experience in running an E&P waste treatment, recovery and disposal business; (5) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit our ability to grow through acquisitions; (6)  our indebtedness could adversely affect our financial condition and limit our financial flexibility; (7) price increases may not be adequate to offset the impact of increased costs, or may cause us to lose volume; (8) fluctuations in prices for recycled commodities that we sell and rebates we offer to customers may cause our revenues and operating results to decline; (9) the seasonal nature of our business and “event-driven” waste projects cause our results to fluctuate; (10) we may lose contracts through competitive bidding, early termination or governmental action; (11) increases in labor costs could impact our financial results; (12) increases in the price of diesel or compressed natural gas fuel may adversely affect our collection business and reduce our operating margins; (13) labor union activity could divert management attention and adversely affect our operating results; (14) we could face significant withdrawal liability if we withdraw from participation in one or more multiemployer pension plans in which we participate and the accrued pension benefits are not fully funded; (15) our financial results could be adversely affected by impairments of goodwill or indefinite-lived intangibles; (16) we may incur charges related to capitalized expenditures of landfill development projects, which would decrease our earnings; (17) pending or future litigation or governmental proceedings could result in material adverse consequences, including judgments or settlements; (18) we may be subject in the normal course of business to judicial, administrative or other third party proceedings that could interrupt or limit our operations, require expensive remediation, result in adverse judgments, settlements or fines and create negative publicity; (19) increases in insurance costs and the amount that we self-insure for various risks could reduce our operating margins and reported earnings; (20) a portion of our growth and future financial performance depends on our ability to integrate acquired businesses, and the success of our acquisitions; (21) each business that we acquire or have acquired may have liabilities or risks that we fail or are unable to discover, or that become more adverse to our business than we anticipated at the time of acquisition; (22) our financial results are based upon estimates and assumptions that may differ from actual results; (23) our accruals for our landfill site closure and post-closure costs may be inadequate; (24) we depend significantly on the services of the members of our senior and regional management team, and the departure of any of those persons could cause our operating results to suffer; (25) our decentralized decision-making structure could allow local managers to make decisions that adversely affect our operating results; (26) liabilities for environmental damage may adversely affect our financial condition, business and earnings; (27) we rely on computer systems to run our business and disruptions or privacy breaches in these systems could impact our ability to service our customers and adversely affect our financial results, damage our reputation, and expose us to litigation risk; and (28) if we are not able to develop and protect intellectual property, or if a competitor develops or obtains exclusive rights to a breakthrough technology, our financial results may suffer. These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

	BY:	/s/ Worthing F. Jackman
Date: October 22, 2014		Worthing F. Jackman,
Executive Vice President and Chief Financial Officer